UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 30, 2022

RENOVACOR, INC.

(ZEBRAFISH MERGER SUB II, LLC, AS SUCCESSOR TO RENOVACOR, INC.)

(Exact name of registrant as specified in its charter)

Delaware	001-39271	83-3169838
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

201 Broadway, Suite 310 Cambridge, Massachusetts	02139
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (610) 424-2650

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	RCOR	NYSE American LLC
Warrants to purchase one share of common stock at an exercise price of $11.50	RCOR.WS	NYSE American LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.01	Completion of Acquisition or Disposition of Assets

On December 1, 2022 (the “Closing Date”), Rocket Pharmaceuticals, Inc., a Delaware corporation (“Rocket” or “Parent”), completed the previously announced acquisition of Renovacor, Inc., a Delaware corporation (the “Company,” “Renovacor”) pursuant to the Agreement and Plan of Merger, dated as of September 19, 2022 (the “Merger Agreement”), by and among Rocket, Renovacor, Zebrafish Merger Sub, Inc., a Delaware corporation and a direct, wholly owned subsidiary of Rocket (“Merger Sub I”), and Zebrafish Merger Sub II, LLC, a Delaware limited liability company and a direct, wholly owned subsidiary of Rocket (“Merger Sub II”). Pursuant to the Merger Agreement, on the Closing Date, Merger Sub I merged (the “First Merger”) with and into Renovacor, with Renovacor as the surviving corporation, and immediately following the First Merger, Renovacor merged (the “Second Merger,” and together with the First Merger, the “Mergers”) with and into Merger Sub II, with Merger Sub II as the surviving entity in the Second Merger (the “Surviving Company”) and a wholly owned subsidiary of Rocket.

The Mergers and the Merger Agreement were previously described in Rocket’s registration statement on Form S-4 (File No. 333-267871) filed with the Securities and Exchange Commission (the “SEC”) on October 13, 2022, as amended on October 27, 2022 and declared effective on October 31, 2022 (the “Registration Statement”) and the definitive proxy statement/prospectus of the Company, dated as of and filed with the SEC on October 31, 2022 (as supplemented the “Joint Proxy Statement/Prospectus”).

Merger Consideration

Subject to the terms and conditions of the Merger Agreement, at the closing of the Mergers, each share of the Company’s common stock, par value $0.0001 per share (“Company Shares”) outstanding immediately prior to the effective time of the First Merger (the “First Effective Time”) were canceled and converted into the right to receive 0.1763 fully paid and non-assessable shares of Parent common stock, $0.01 par value per share (“Parent Shares”), which was determined on the basis of an exchange formula set forth in the Merger Agreement that was subject to adjustment depending on the level of the Company’s net cash at the closing (the “Exchange Ratio”)(the “Closing”).

In addition, subject to the terms and conditions of the Merger Agreement:

•

At the First Effective time, all Company Shares held by Parent or any Merger Sub immediately prior to the First Effective Time were canceled and retired and ceased to exist, and no consideration was delivered in exchange therefor;

•

Immediately prior to the First Effective Time, all Sponsor Earnout Shares (as defined in the Merger Agreement) vested in full and were released to Chardan Investments 2, LLC (formerly known as Chardan Investments III, LLC), a Delaware limited liability company (the “Sponsor”), in accordance with the terms of that certain Sponsor Support Agreement, dated as of March 22, 2021, by and among the Company

(formerly known as Chardan Healthcare Acquisition 2 Corp.), the Sponsor and Renovacor Holdings, Inc. (formerly known as Renovacor, Inc.) (“Renovacor Holdings”) and, at the First Effective Time, were canceled and converted into the right to receive the Per Share Merger Consideration (as defined in the Merger Agreement);

•

Immediately prior to the First Effective Time, the Company issued a number of Company Shares comprising the maximum number of SPAC Merger Earnout Shares (as defined in the Merger Agreement) issuable in connection with and in accordance with that certain Agreement and Plan of Merger, dated as of March 22, 2021, by and among the Company (formerly known as Chardan Healthcare Acquisition 2 Corp.), CHAQ2 Merger Sub, Inc., a Delaware corporation, and Renovacor Holdings to certain persons entitled thereto (other than Company Shares issuable in settlement of outstanding Company Earnout RSUs (as defined in the Merger Agreement)) and, at the First Effective Time, all Company Shares issued pursuant to this paragraph were canceled and converted into the right to receive the Per Share Merger Consideration (as defined in the Merger Agreement);

•

Immediately prior to the First Effective Time, the Company issued a number of Company Shares comprising the maximum number of SPAC Merger Earnout Shares issuable in settlement of Company Earnout RSUs and, at the First Effective Time, the Company Shares issuable pursuant to this paragraph were canceled and converted into the right to receive the Per Share Merger Consideration;

•

At the First Effective Time, each restricted stock unit award that was subject to time vesting (a “Company Time-Vesting RSU”) outstanding immediately prior to the First Effective Time was automatically, without any further action on the part of Parent, Merger Sub I, the Company or any holder thereof, vested in full and was canceled and converted into the right to receive a number of Parent Shares, rounded to the nearest whole number, equal to the number of Company Shares subject to such Company Time-Vesting RSU multiplied by the Exchange Ratio;

•

At the First Effective Time, each option to purchase Company Shares (a “Company Option”) outstanding immediately prior to the First Effective Time was automatically, without any action on the part of Parent, Merger Sub I, the Company or any holder thereof, converted into and thereafter evidenced an option to acquire a number of Parent Shares equal to the product of (A) the number of Company Shares subject to such Company Option as of immediately prior to the First Effective Time, multiplied by (B) the Exchange Ratio, rounded down to the nearest whole number of Parent Shares (after such conversion, an “Exchanged Option”), at an exercise price per Parent Share underlying such Exchanged Option equal to the quotient obtained by dividing (x) the per share exercise price of Company Options immediately prior to the First Effective Time by (y) the Exchange Ratio, rounded up to the nearest whole cent;

•

At the First Effective Time, each public warrant to purchase Company Shares (a “Company Public Warrant”) outstanding and unexercised immediately prior to the First Effective Time was automatically, without any action on the part of Parent, Merger Sub I, the Company or any holder thereof, converted into and thereafter evidenced a warrant to purchase a number of Parent Shares, rounded down to the nearest whole share, equal to the product of (A) the number of Company Shares subject to such Company Public Warrant as of immediately prior to the First Effective Time, multiplied by (B) the Exchange Ratio (after such conversion, an “Exchanged Warrant”), at an exercise price per Parent Share underlying such Exchanged Warrant equal to the quotient obtained by dividing (x) the per share exercise price applicable to such Company Public Warrant immediately prior to the First Effective Time by (y) the Exchange Ratio, rounded up to the nearest whole cent;

•

At the First Effective Time, each private warrant to purchase Company Shares (a “Company Private Warrant”) outstanding and unexercised immediately prior to the First Effective Time was automatically, without any action on the part of Parent, Merger Sub I, the Company or any holder thereof, converted into and thereafter evidenced an Exchanged Warrant entitling the holder thereof to purchase a number of Parent Shares, rounded down to the nearest whole share, equal to the product of (A) the number of Company Shares subject to such Company Private Warrant as of immediately prior to the First Effective Time, multiplied by (B) the Exchange Ratio, at an exercise price per Parent Share underlying such Exchanged Warrant equal to the quotient obtained by dividing (x) the per share exercise price applicable to such Company Private Warrant immediately prior to the First Effective Time by (y) the Exchange Ratio, rounded up to the nearest whole cent; and

•

At the First Effective Time, each pre-funded warrant to purchase Company Shares (a “Company Pre-Funded Warrant”) outstanding and unexercised immediately prior to the First Effective Time was automatically, without any action on the part of Parent, Merger Sub I, the Company or any holder thereof, converted into and thereafter evidenced an Exchanged Warrant entitling the holder thereof to purchase a number of Parent Shares, rounded down to the nearest whole share, equal to the product of (A) the number of Company Shares subject to such Company Pre-Funded Warrant as of immediately prior to the First Effective Time, multiplied by (B) the Exchange Ratio, at an exercise price per Parent Share underlying such Exchanged Warrant equal to the quotient obtained by dividing (x) the per share exercise price applicable to such Company Pre-Funded Warrant immediately prior to the First Effective Time by (y) the Exchange Ratio, rounded up to the nearest whole cent.

The foregoing description of the Merger Agreement does not purport to be complete and is subject to and qualified in its entirety by reference to the full text of the Merger Agreement, a copy of which was filed as Exhibit 2.1 to the Current Report filed by the Company on September 20, 2022 and is incorporated herein by reference.

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On December 1, 2022, in connection with the consummation of the Mergers, the Company (i) notified The New York Stock Exchange American LLC (the “NYSE”) of the consummation of the Mergers and (ii) requested that the NYSE remove Company Shares and the Company Public Warrants from listing and file a Form 25 with the SEC to report the delisting of the Company Shares and Company Public Warrants from the NYSE. Upon effectiveness of the Form 25, the Company intends to file with the SEC a Certification and Notice of Termination on Form 15 with the SEC to suspend Renovacor’s reporting obligations under Sections 13 and 15(d) of the Securities Exchange Act of 1934, as amended.

The information set forth in Items 2.01 and 8.01 is incorporated herein by reference.

Item 3.03	Material Modification to Rights of Security Holders.

At the First Effective Time, holders of Company Shares immediately prior to the First Effective Time ceased to have any rights as common stockholders of Renovacor (other than the right to receive the merger consideration or as provided by law).

The information set forth in Items 2.01, 3.01, 5.01 and 5.03 is incorporated herein by reference.

Item 5.01	Changes in Control of Registrant.

As a result of the consummation of the First Merger, at the First Effective Time, a change of control of Renovacor occurred, and Renovacor became a wholly owned subsidiary of Rocket.

The information set forth in Item 2.01 is incorporated herein by reference.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

In accordance with the Merger Agreement, and in connection with the consummation of the First Merger, (i) at the First Effective Time, the resignations of Gbola Amusa, M.D, Edward J. Benz, Jr., Magdalene Cook, M.D., Gregory F. Covino, Jonas Grossman, Joan Lau, Ph.D., and Thomas Needham from the board of directors of Renovacor and any committees thereof became effective and (ii) immediately following the First Effective Time and pursuant to the Merger Agreement each of Magdalene Cook, M.D., Marc Semigran, M.D., Joseph Carroll, Matthew Killeen, Ph.D., and Wendy DiCicco ceased to be officers of Renovacor and its subsidiaries.

The information set forth in Item 2.01 is incorporated herein by reference.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

In connection with the consummation of the First Merger and pursuant to the Merger Agreement, (a) at the First Effective Time, the Second Amended and Restated Certificate of Incorporation, as amended, and the Bylaws of Renovacor, as in effect immediately prior to the First Effective Time, continued to be the certificate of incorporation and bylaws of Renovacor, as the surviving corporation in the First Merger, and (b) at the Second Effective Time, the Certificate of Formation and Limited Liability Company Agreement of Merger Sub II in effect immediately prior to the Second Effective Time continued to be the certificate of formation and limited liability company agreement of Merger Sub II, as the Surviving Company in the Second Merger (and thereby became the Certificate of Formation and Limited Liability Company Agreement of the Company pursuant to the Second Merger), subject to certain changes as provided in the Merger Agreement.

Copies of the certificate of formation and limited liability company agreement of Merger Sub II are filed as Exhibits 3.1 and 3.2, respectively, to this Current Report and are incorporated herein by reference.

The information set forth in Item 2.01 is incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.

A special meeting of Renovacor’s stockholders was held on November 30, 2022 (the “Special Meeting”) in connection with the Mergers contemplated by the Merger Agreement.

There were 17,269,415 Company Shares issued and outstanding as of October 27, 2022, the record date for the Special Meeting. At the Special Meeting, the holders of 14,717,310 Company Shares were present or represented by proxy, representing approximately 85% of the total outstanding Company Shares as of the record date, October 27, 2022, which constituted a quorum to conduct business at the Special Meeting. The following are the voting results on the proposal considered and voted upon at the Special Meeting, which is described in the Registration Statement.

Proposal 1: To adopt the Merger Agreement and thereby approve the First Merger and other transactions contemplated thereby:

For	Against	Abstentions
14,716,307	1,000	3

The proposal to approve the adjournment or postponement of the Special Meeting, if necessary (Proposal 2), to solicit additional proxies if there were insufficient votes to approve Proposal 1, was not voted upon at the Special Meeting since there were sufficient votes to approve Proposal 1.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description

2.1*	Agreement and Plan of Merger, dated as of September 19, 2022, by and among Renovacor, Inc., Rocket Pharmaceuticals, Inc., Zebrafish Merger Sub I, Inc. and Zebrafish Merger Sub II, LLC (incorporated by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K, filed with the SEC on September 20, 2022).

3.1	Certificate of Formation of Zebrafish Merger Sub II, LLC.

3.2	Limited Liability Company Agreement of Zebrafish Merger Sub II, LLC.

104	Cover Page Interaction Date File (embedded within the Inline XBRL document)

*

Schedules have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The Company hereby undertakes to furnish supplemental copies of any omitted schedules upon request by the SEC; provided, however, that the Company may request confidential treatment pursuant to Rule 24b-2 of the Exchange Act, for any schedules so furnished.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 1, 2022	ZEBRAFISH MERGER SUB II, LLC (as successor by merger to Renovacor, Inc.)

	By:	/s/ Gaurav Shah
	Name:	Gaurav Shah
	Title:	Authorized Person